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                       AMENDMENT NO. 2 TO CREDIT AGREEMENT



          AMENDMENT dated as of December 20, 1995 to the $2,300,000,000 Credit Agreement dated as of February 28, 1995 as heretofore amended (the "Agreement") among TENET HEALTHCARE CORPORATION (formerly National Medical Enterprises, Inc.), the LENDERS party thereto, MORGAN GUARANTY TRUST COMPANY OF NEW YORK, BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, THE BANK OF NEW YORK and BANKERS TRUST COMPANY, as Arranging Agents, and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent.

          WHEREAS, the parties hereto desire to amend the Agreement to permit the Borrower, at its election, to apply prepayments of the Term Loans to reduce the amounts of subsequent Term Loan Amortization Payments in inverse order of maturity;

          NOW, THEREFORE, the parties hereto agree as follows:

          SECTION 1. DEFINITIONS; REFERENCES. Unless otherwise specifically defined herein, each term used herein which is defined in the Agreement has the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the Amendment Effective Date (as defined in Section 7 hereof) refer to the Agreement as amended hereby.

          SECTION 2. AMENDMENT OF SECTION 2.06. Section 2.06 of the Agreement is amended by adding at the end thereof the following new subsection (i):

          (i) ELECTION TO PREPAY LATER INSTALLMENTS. Notwithstanding anything to the contrary in the foregoing subsections of this Section or in Section 2.08, the Borrower may elect to apply all or any portion (not less than the lesser of (x) $10,000,000 or (y) the then unpaid amount of the last Term Loan Amortization Payment to mature) of any prepayment of Term Loans to reduce the amounts of the subsequent Term Loan Amortization Payments in inverse order to maturity. Any such election shall be made by giving notice thereof to the Administrative Agent on or before the date of the relevant prepayment. Upon receiving any such notice the Administrative Agent shall promptly notify each relevant Lender of the contents thereof and such notice shall not thereafter be revocable by the Borrower.

          SECTION 3. AMENDMENT OF SECTION 2.08. Section 2.08 of the Agreement is amended by adding the following words at the end of the last sentence thereof:

     , unless the Borrower shall have elected pursuant to Section 2.06(i) to apply such prepayment to the subsequent Term Loan Amortization Payments in inverse order of maturity.

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          SECTION 4.  CONFIRMATION OF AGREEMENT.  Except as modified or amended in this Agreement, all terms and conditions in the Agreement remain in full force and effect and are hereby ratified and confirmed.

          SECTION 5. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

          SECTION 6. COUNTERPARTS. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

          SECTION 7. EFFECTIVENESS. The amendment of the Agreement provided for herein shall become effective on the date (the "Amendment Effective Date") when the Administrative Agent shall have received counterparts hereof signed by the Borrower and the Required Lenders (or, in the case of any such party as to which a signed counterpart shall not have been received, telegraphic, telex, facsimile or other written confirmation from such party that a counterpart hereof has been signed by such party).

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                              TENET HEALTHCARE CORPORATION



                              By:               /s/ Maris Andersons
                                   -------------------------------------------

                                   Title:  Senior Vice President - Treasurer

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